Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. filed as part of Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-56205) and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-56205).

/s/ Shearman & Sterling Shearman & Sterling

New York, New York September 13, 2002